Genworth

First Quarter Financial Supplement

March 31, 2024

Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Please see the accompanying press release and summary presentation posted to the company’s website at http://investor.genworth.com for additional information regarding its first quarter 2024 earnings results.

Investors are encouraged to listen to the company’s earnings call on the first quarter 2024 results at 9:00 a.m. (ET) on May 2, 2024.

Regards,

Sarah Crews, Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). Management evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders determined in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss), among other key performance indicators, as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 to 39 of this financial supplement.

Statutory Accounting Data

The company presents certain supplemental statutory data for Genworth Life Insurance Company (GLIC) and its consolidating life insurance subsidiaries that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP.

This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage the U.S. life insurance companies with internally generated capital.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Results of Operations and Selected Operating Performance Measures

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances, it is appropriate to record the actual effective rate for the period if a reliable full year estimate cannot be made. For the three months ended March 31, 2023, June 30, 2023 and September 30, 2023, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Long-Term Care Insurance and Life and Annuities segments and the annualized projected effective tax rate for its Enact segment and Corporate and Other.

This financial supplement contains selected operating performance measures including “new insurance written,” “insurance in-force” and “risk in-force,” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports new insurance written for the company’s Enact segment as a measure of volume of new business generated in a period. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of mortgage insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. These metrics are presented on a direct basis and exclude reinsurance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s Enact segment, which is the ratio of benefits and other changes in policy reserves to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance and helps to enhance the understanding of the operating performance of the Enact segment.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$10,100	$10,035	$10,276	$10,321	$10,292
Total accumulated other comprehensive income (loss)(1)	(2,094)	(2,555)	(2,220)	(2,861)	(2,853)

Total Genworth Financial, Inc.’s stockholders’ equity	$8,006	$7,480	$8,056	$7,460	$7,439

Book value per share	$18.21	$16.74	$17.80	$15.98	$15.28
Book value per share, excluding accumulated other comprehensive income (loss)	$22.98	$22.46	$22.70	$22.11	$21.14
Common shares outstanding as of the balance sheet date	439.6	446.8	452.7	466.8	486.9

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
U.S. GAAP Basis ROE	0.9%	0.7%	6.6%	7.7%	8.0%
Operating ROE(2)	(0.2)%	0.4%	6.0%	7.2%	8.0%

	Three months ended
Quarterly Average ROE	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
U.S. GAAP Basis ROE	5.5%	(8.4)%	1.1%	5.3%	4.8%
Operating ROE(2)	3.4%	(9.1)%	1.6%	3.3%	5.6%

Basic and Diluted Shares	Three months ended March 31, 2024
Weighted-average common shares used in basic earnings per share calculations	443.0
Potentially dilutive securities:
Performance stock units, restricted stock units and other equity-based awards	7.3

Weighted-average common shares used in diluted earnings per share calculations	450.3

(1)

As of March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, total accumulated other comprehensive income (loss) includes $(334) million, $(1,439) million, $1,826 million, $(964) million and $(1,628) million, net of taxes, respectively, related to changes in the discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

(2)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

 Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$875	$904	$915	$902	$915	$3,636
Net investment income	782	810	801	785	787	3,183
Net investment gains (losses)	49	38	(43)	39	(11)	23
Policy fees and other income	158	159	158	166	163	646

Total revenues	1,864	1,911	1,831	1,892	1,854	7,488

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,203	1,233	1,199	1,175	1,176	4,783
Liability remeasurement (gains) losses	(8)	416	116	70	(15)	587
Changes in fair value of market risk benefits and associated hedges	(23)	14	(24)	(19)	17	(12)
Interest credited	125	124	127	126	126	503
Acquisition and operating expenses, net of deferrals	236	248	228	226	240	942
Amortization of deferred acquisition costs and intangibles	65	63	65	64	72	264
Interest expense	30	30	30	29	29	118

Total benefits and expenses	1,628	2,128	1,741	1,671	1,645	7,185

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	236	(217)	90	221	209	303
Provision (benefit) for income taxes	66	(36)	30	55	55	104

INCOME (LOSS) FROM CONTINUING OPERATIONS	170	(181)	60	166	154	199
Income (loss) from discontinued operations, net of taxes(1)	(1)	(2)	—	2	—	—

NET INCOME (LOSS)	169	(183)	60	168	154	199
Less: net income attributable to noncontrolling interests	30	29	31	31	32	123

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$139	$(212)	$29	$137	$122	$76

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.32	$(0.47)	$0.06	$0.28	$0.25	$0.16
Diluted	$0.31	$(0.47)	$0.06	$0.28	$0.24	$0.16
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.31	$(0.47)	$0.06	$0.29	$0.25	$0.16
Diluted	$0.31	$(0.47)	$0.06	$0.29	$0.24	$0.16
Weighted-average common shares outstanding
Basic	443.0	449.4	460.5	473.2	492.3	468.8
Diluted(2)	450.3	449.4	466.0	478.1	500.1	474.9

(1)	Income (loss) from discontinued operations primarily relates to a settlement agreement involving the company’s former lifestyle protection insurance business that was sold on December 1, 2015.
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2023, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2023, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.3 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2023, dilutive potential weighted-average common shares outstanding would have been 455.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$139	$(212)	$29	$137	$122	$76
Add: net income attributable to noncontrolling interests	30	29	31	31	32	123

NET INCOME (LOSS)	169	(183)	60	168	154	199
Less: income (loss) from discontinued operations, net of taxes	(1)	(2)	—	2	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS	170	(181)	60	166	154	199
Less: net income from continuing operations attributable to noncontrolling interests	30	29	31	31	32	123

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	140	(210)	29	135	122	76

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(50)	(38)	43	(41)	11	(25)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	(26)	13	(26)	(23)	14	(22)
(Gains) losses on early extinguishment of debt	(1)	(1)	—	—	(1)	(2)
Expenses related to restructuring	7	—	—	1	3	4
Taxes on adjustments	15	6	(4)	13	(5)	10

ADJUSTED OPERATING INCOME (LOSS)	$85	$(230)	$42	$85	$144	$41

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$135	$129	$134	$146	$143	$552
Long-Term Care Insurance segment	3	(151)	(71)	(43)	23	(242)
Life and Annuities segment:
Life Insurance	(33)	(206)	(25)	(17)	(27)	(275)
Fixed Annuities	11	9	17	10	14	50
Variable Annuities	7	14	5	9	9	37

Total Life and Annuities segment	(15)	(183)	(3)	2	(4)	(188)

Corporate and Other	(38)	(25)	(18)	(20)	(18)	(81)

ADJUSTED OPERATING INCOME (LOSS)	$85	$(230)	$42	$85	$144	$41

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.31	$(0.47)	$0.06	$0.29	$0.25	$0.16
Diluted	$0.31	$(0.47)	$0.06	$0.29	$0.24	$0.16
Adjusted operating income (loss) per share
Basic	$0.19	$(0.51)	$0.09	$0.18	$0.29	$0.09
Diluted	$0.19	$(0.51)	$0.09	$0.18	$0.29	$0.09
Weighted-average common shares outstanding
Basic	443.0	449.4	460.5	473.2	492.3	468.8
Diluted(3)	450.3	449.4	466.0	478.1	500.1	474.9

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 35 for reconciliation).
(2)	Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 25 for reconciliation).
(3)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2023, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2023, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.3 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2023, dilutive potential weighted-average common shares outstanding would have been 455.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$46,065	$46,781	$43,968	$46,070	$47,381
Equity securities, at fair value	427	396	363	378	364
Commercial mortgage loans(2)	6,748	6,829	6,818	6,876	6,915
Less: Allowance for credit losses	(29)	(27)	(25)	(24)	(24)

Commercial mortgage loans, net	6,719	6,802	6,793	6,852	6,891
Policy loans	2,219	2,220	2,233	2,270	2,133
Limited partnerships	2,949	2,821	2,699	2,585	2,456
Other invested assets	683	731	645	648	617

Total investments	59,062	59,751	56,701	58,803	59,842
Cash, cash equivalents and restricted cash	1,952	2,215	1,993	2,173	1,752
Accrued investment income	707	647	620	553	700
Deferred acquisition costs	1,934	1,988	2,042	2,096	2,150
Intangible assets	197	198	199	201	203
Reinsurance recoverable	18,315	19,054	17,623	19,113	19,606
Less: Allowance for credit losses	(27)	(29)	(28)	(64)	(64)

Reinsurance recoverable, net	18,288	19,025	17,595	19,049	19,542
Other assets	516	489	453	445	478
Deferred tax asset	1,839	1,952	1,580	1,954	2,002
Market risk benefit assets	52	43	39	37	28
Separate account assets	4,645	4,509	4,244	4,533	4,479

Total assets	$89,192	$90,817	$85,466	$89,844	$91,176

(1)

Amortized cost of $49,281 million, $49,365 million, $49,855 million, $49,864 million and $50,461 million as of March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively, and allowance for credit losses of $7 million, $7 million, $6 million, $4 million and $15 million as of March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$55,545	$57,655	$51,740	$56,443	$57,531
Policyholder account balances	15,315	15,540	15,590	15,922	16,202
Market risk benefit liabilities	528	625	579	666	761
Liability for policy and contract claims	673	652	631	628	665
Unearned premiums	139	149	162	175	189
Other liabilities	1,889	1,768	2,038	1,607	1,510
Long-term borrowings	1,579	1,584	1,602	1,601	1,600
Separate account liabilities	4,645	4,509	4,244	4,533	4,479
Liabilities related to discontinued operations(1)	—	—	2	2	7

Total liabilities	80,313	82,482	76,588	81,577	82,944

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,873	11,884	11,877	11,869	11,863
Accumulated other comprehensive income (loss):
Change in the discount rate used to measure future policy benefits	(334)	(1,439)	1,826	(964)	(1,628)
All other	(1,760)	(1,116)	(4,046)	(1,897)	(1,225)

Total accumulated other comprehensive income (loss)	(2,094)	(2,555)	(2,220)	(2,861)	(2,853)
Retained earnings	1,352	1,213	1,426	1,398	1,261
Treasury stock, at cost	(3,126)	(3,063)	(3,028)	(2,947)	(2,833)

Total Genworth Financial, Inc.’s stockholders’ equity	8,006	7,480	8,056	7,460	7,439
Noncontrolling interests	873	855	822	807	793

Total equity	8,879	8,335	8,878	8,267	8,232

Total liabilities and equity	$89,192	$90,817	$85,466	$89,844	$91,176

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA and other unrelated liabilities involving the sale of the company’s former lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2024
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$6,045	$35,652	$18,552	$1,472	$61,721
Deferred acquisition costs and intangible assets	46	886	1,184	15	2,131
Reinsurance recoverable, net	2	7,228	11,058	—	18,288
Deferred tax and other assets	210	1,681	275	189	2,355
Market risk benefit assets	—	—	52	—	52
Separate account assets	—	—	4,645	—	4,645

Total assets	$6,303	$45,447	$35,766	$1,676	$89,192

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$42,339	$13,206	$—	$55,545
Policyholder account balances	—	—	15,315	—	15,315
Market risk benefit liabilities	—	—	528	—	528
Liability for policy and contract claims	532	—	134	7	673
Unearned premiums	139	—	—	—	139
Other liabilities	167	893	293	536	1,889
Borrowings	746	—	—	833	1,579
Separate account liabilities	—	—	4,645	—	4,645

Total liabilities	1,584	43,232	34,121	1,376	80,313

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	4,041	2,727	2,552	780	10,100
Allocated accumulated other comprehensive income (loss)	(195)	(512)	(907)	(480)	(2,094)

Total Genworth Financial, Inc.’s stockholders’ equity	3,846	2,215	1,645	300	8,006
Noncontrolling interests	873	—	—	—	873

Total equity	4,719	2,215	1,645	300	8,879

Total liabilities and equity	$6,303	$45,447	$35,766	$1,676	$89,192

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2023
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,964	$35,923	$19,032	$1,694	$62,613
Deferred acquisition costs and intangible assets	44	900	1,228	14	2,186
Reinsurance recoverable, net	1	7,572	11,452	—	19,025
Deferred tax and other assets	184	1,800	253	204	2,441
Market risk benefit assets	—	—	43	—	43
Separate account assets	—	—	4,509	—	4,509

Total assets	$6,193	$46,195	$36,517	$1,912	$90,817

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$43,929	$13,726	$—	$57,655
Policyholder account balances	—	—	15,540	—	15,540
Market risk benefit liabilities	—	—	625	—	625
Liability for policy and contract claims	518	—	126	8	652
Unearned premiums	149	—	—	—	149
Other liabilities	141	775	273	579	1,768
Borrowings	745	—	—	839	1,584
Separate account liabilities	—	—	4,509	—	4,509

Total liabilities	1,553	44,704	34,799	1,426	82,482

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,974	2,572	2,552	937	10,035
Allocated accumulated other comprehensive income (loss)	(189)	(1,081)	(834)	(451)	(2,555)

Total Genworth Financial, Inc.’s stockholders’ equity	3,785	1,491	1,718	486	7,480
Noncontrolling interests	855	—	—	—	855

Total equity	4,640	1,491	1,718	486	8,335

Total liabilities and equity	$6,193	$46,195	$36,517	$1,912	$90,817

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Adjusted Operating Income—Enact Segment

(amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$241	$240	$243	$239	$235	$957
Net investment income	57	57	55	50	46	208
Net investment gains (losses)	(6)	(1)	—	(13)	—	(14)
Policy fees and other income	—	—	1	1	—	2

Total revenues	292	296	299	277	281	1,153

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	20	24	18	(4)	(11)	27
Acquisition and operating expenses, net of deferrals	51	56	52	52	52	212
Amortization of deferred acquisition costs and intangibles	2	3	3	2	3	11
Interest expense	13	13	13	13	13	52

Total benefits and expenses	86	96	86	63	57	302

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	206	200	213	214	224	851
Provision for income taxes	45	43	48	46	49	186

INCOME FROM CONTINUING OPERATIONS	161	157	165	168	175	665
Less: net income attributable to noncontrolling interests	30	29	31	31	32	123

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	131	128	134	137	143	542

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	5	1	—	11	—	12
Taxes on adjustments	(1)	—	—	(2)	—	(2)

ADJUSTED OPERATING INCOME	$135	$129	$134	$146	$143	$552

Direct Primary New Insurance Written (NIW)	$10,526	$10,453	$14,391	$15,083	$13,154	$53,081

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests of $1 million in the first quarter of 2024 and $2 million in the second quarter of 2023.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Direct Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

	2024		2023
	1Q		4Q		3Q		2Q		1Q
	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW
Payment Type
Monthly	$10,034	95%	$10,187	98%	$14,099	98%	$14,774	98%	$12,809	97%
Single	475	5	246	2	269	2	281	2	318	3
Other(1)	17	—	20	—	23	—	28	—	27	—

Total	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

Origination
Purchase	$10,072	96%	$10,169	97%	$14,073	98%	$14,720	98%	$12,761	97%
Refinance	454	4	284	3	318	2	363	2	393	3

Total	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

FICO Scores
Over 760	$5,218	49%	$5,086	49%	$6,679	46%	$6,911	46%	$6,004	46%
740 - 759	1,664	16	1,680	16	2,438	17	2,608	17	2,268	17
720 - 739	1,368	13	1,378	13	1,928	13	2,097	14	1,817	14
700 - 719	990	9	997	10	1,422	10	1,499	10	1,296	10
680 - 699	629	6	664	6	974	7	1,060	7	954	7
660 - 679(2)	388	4	409	4	592	4	568	4	517	4
640 - 659	193	2	181	2	282	2	260	2	229	2
620 - 639	73	1	53	—	74	1	76	—	65	—
<620	3	—	5	—	2	—	4	—	4	—

Total	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

Loan-To-Value Ratio
95.01% and above	$2,262	21%	$1,820	18%	$2,677	18%	$2,692	18%	$2,106	16%
90.01% to 95.00%	3,876	37	3,759	36	5,431	38	5,743	38	4,928	38
85.01% to 90.00%	3,177	30	3,489	33	4,568	32	4,753	31	4,390	33
85.00% and below	1,211	12	1,385	13	1,715	12	1,895	13	1,730	13

Total	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

Debt-To-Income Ratio
45.01% and above	$3,165	30%	$3,158	30%	$4,437	31%	$4,467	30%	$3,538	27%
38.01% to 45.00%	3,824	36	3,816	37	4,936	34	5,214	34	4,940	38
38.00% and below	3,537	34	3,479	33	5,018	35	5,402	36	4,676	35

Total	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Other Metrics—Enact Segment

(dollar amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total

Direct Primary Insurance In-Force	$263,645	$262,937	$262,014	$257,816	$252,516

Direct Risk In-Force
Primary	$67,950	$67,529	$67,056	$65,714	$64,106
Pool	67	69	70	73	76

Total Direct Risk In-Force	$68,017	$67,598	$67,126	$65,787	$64,182

Expense Ratio(1)	22%	25%	23%	23%	23%	23%

Primary Persistency Rate	85%	86%	84%	84%	85%	85%

Combined Risk To Capital Ratio(2)	11.2:1	11.6:1	11.6:1	11.8:1	12.6:1

EMICO Risk To Capital Ratio(2),(3)	11.2:1	11.6:1	11.6:1	11.9:1	12.7:1

PMIERs Available Assets(4)	$4,853	$5,006	$5,268	$5,093	$5,357

PMIERs Required Assets(4)	$2,970	$3,119	$3,251	$3,135	$3,259

Available Assets Above PMIERs Requirements(4)	$1,883	$1,887	$2,017	$1,958	$2,098

PMIERs Sufficiency Ratio(4)	163%	161%	162%	162%	164%

Average Primary Loan Size (in thousands)	$272	$270	$268	$265	$262

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. The expense ratio is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(2)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(3)	Enact Mortgage Insurance Corporation (EMICO), the company’s principal U.S. mortgage insurance subsidiary.
(4)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Loss Metrics—Enact Segment

(amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
Average Direct Primary Paid Claim (in thousands)(1)	$37.5	$37.2	$38.7	$37.4	$39.0
Average Reserve Per Primary Delinquency (in thousands)(2)	$24.9	$23.3	$23.9	$25.0	$24.8

Reserves:
Direct primary case(3)	$486	$477	$460	$452	$462
All other(3)	46	41	41	38	40

Total Reserves	$532	$518	$501	$490	$502

Beginning Reserves	$518	$501	$490	$502	$519	$519
Paid claims	(6)	(7)	(7)	(8)	(6)	(28)
Increase (decrease) in reserves	20	24	18	(4)	(11)	27

Ending Reserves	$532	$518	$501	$490	$502	$518

Loss Ratio(4)	8%	10%	7%	(2)%	(5)%	3%

(1)

Paid claims on direct primary case reserves divided by the number of paid claims. Average direct primary paid claims in the first quarter of 2024 and the fourth quarter of 2023 include payments in relation to agreements on non-performing loans. Prior year amounts have been reclassified to conform to the current year presentation.

(2)	Direct primary case reserves divided by primary delinquency count.
(3)	Direct primary case reserves exclude loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, pool, IBNR and reinsurance reserves.
(4)	The loss ratio is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	969,866	974,516	977,832	973,280	965,544
Primary delinquent loans	19,492	20,432	19,241	18,065	18,633
Primary delinquency rate	2.01%	2.10%	1.97%	1.86%	1.93%

Beginning Number of Primary Delinquencies	20,432	19,241	18,065	18,633	19,943	19,943
New delinquencies	11,395	11,706	11,107	9,205	9,599	41,617
Delinquency cures	(12,160)	(10,317)	(9,778)	(9,609)	(10,771)	(40,475)
Paid claims	(172)	(186)	(147)	(156)	(126)	(615)
Rescissions and claim denials	(3)	(12)	(6)	(8)	(12)	(38)

Ending Number of Primary Delinquencies	19,492	20,432	19,241	18,065	18,633	20,432

Composition of Cures
Reported delinquent and cured-intraquarter	2,726	2,058	1,877	1,661	2,016
Number of missed payments delinquent prior to cure:
3 payments or less	5,994	5,235	4,792	4,516	5,238
4 - 11 payments	2,749	2,331	2,265	2,448	2,431
12 payments or more	691	693	844	984	1,086

Total	12,160	10,317	9,778	9,609	10,771

Primary Delinquencies by Missed Payment Status
3 payments or less	9,506	10,166	9,398	8,162	7,876
4 - 11 payments	6,853	6,934	6,381	6,229	6,714
12 payments or more	3,133	3,332	3,462	3,674	4,043

Primary Delinquencies	19,492	20,432	19,241	18,065	18,633

	March 31, 2024
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Direct Primary Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$87	$600	14%
4 - 11 payments in default	220	468	47%
12 payments or more in default	179	197	91%

Total	$486	$1,265	38%

	December 31, 2023
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Direct Primary Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$88	$629	14%
4 - 11 payments in default	205	469	44%
12 payments or more in default	184	200	92%

Total	$477	$1,298	37%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	March 31, 2024
Policy Year	% of Direct Primary Case Reserves(1)	Direct Primary Insurance In-Force	% of Total	Direct Primary Risk In-Force	% of Total	Delinquency Rate
2008 and prior	15%	$5,420	2%	$1,397	2%	8.12%
2009-2016	7	7,368	3	1,943	3	3.74%
2017	4	5,015	2	1,324	2	3.41%
2018	6	5,524	2	1,419	2	4.13%
2019	8	13,126	5	3,403	5	2.70%
2020	14	42,183	16	11,181	16	1.67%
2021	22	66,971	25	17,174	25	1.63%
2022	19	58,051	22	14,629	22	1.61%
2023	5	49,556	19	12,810	19	0.67%
2024	—	10,431	4	2,670	4	0.02%

Total	100%	$263,645	100%	$67,950	100%	2.01%

	March 31, 2024		December 31, 2023		March 31, 2023
	Direct Primary Risk In-Force	% of Total	Direct Primary Risk In-Force	% of Total	Direct Primary Risk In-Force	% of Total
Loan-to-value ratio
95.01% and above	$13,250	20%	$12,878	19%	$11,545	18%
90.01% to 95.00%	31,881	47	31,781	47	30,589	48
85.01% to 90.00%	19,265	28	19,163	28	18,054	28
85.00% and below	3,554	5	3,707	6	3,918	6

Total	$67,950	100%	$67,529	100%	$64,106	100%

	March 31, 2024		December 31, 2023		March 31, 2023
	Direct Primary Risk In-Force	% of Total	Direct Primary Risk In-Force	% of Total	Direct Primary Risk In-Force	% of Total
Credit Quality
Over 760	$28,703	42%	$28,363	42%	$26,480	41%
740 - 759	11,167	17	11,096	17	10,418	16
720 - 739	9,669	14	9,621	14	9,126	14
700 - 719	7,629	11	7,623	11	7,406	12
680 - 699	5,524	8	5,557	8	5,481	9
660 - 679(2)	2,908	4	2,908	4	2,809	4
640 - 659	1,562	3	1,565	3	1,549	3
620 - 639	632	1	635	1	660	1
<620	156	—	161	—	177	—

Total	$67,950	100%	$67,529	100%	$64,106	100%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

Long-Term Care Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Adjusted Operating Income (Loss)—Long-Term Care Insurance Segment

(amounts in millions)

	2024	2023
	1Q	4Q(1)	3Q	2Q	1Q	Total
REVENUES:
Premiums	$578	$615	$621	$611	$616	$2,463
Net investment income	464	489	482	470	473	1,914
Net investment gains (losses)	63	64	(21)	62	9	114

Total revenues	1,105	1,168	1,082	1,143	1,098	4,491

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	936	964	953	941	944	3,802
Liability remeasurement (gains) losses	(16)	188	104	61	(32)	321
Acquisition and operating expenses, net of deferrals	102	116	109	108	119	452
Amortization of deferred acquisition costs and intangibles	17	18	17	18	18	71

Total benefits and expenses	1,039	1,286	1,183	1,128	1,049	4,646

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	66	(118)	(101)	15	49	(155)
Provision (benefit) for income taxes	14	(18)	(13)	10	18	(3)

INCOME (LOSS) FROM CONTINUING OPERATIONS	52	(100)	(88)	5	31	(152)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(63)	(64)	21	(62)	(9)	(114)
Expenses related to restructuring	1	—	—	1	(1)	—
Taxes on adjustments	13	13	(4)	13	2	24

ADJUSTED OPERATING INCOME (LOSS)	$3	$(151)	$(71)	$(43)	$23	$(242)

Liability remeasurement (gains) losses:
Cash flow assumption updates	$(2)	$61	$(6)	$(24)	$21	$52
Actual to expected experience	(14)	127	110	85	(53)	269

Total	$(16)	$188	$104	$61	$(32)	$321

Ratio of the liability remeasurement (gains) losses to beginning reserves(2)	(0.04)%	0.45%	0.25%	0.15%	(0.08)%	0.77%

(1)

In the fourth quarter of 2023, the liability remeasurement loss of $188 million in the company’s long-term care insurance business reflected an unfavorable impact from annual cash flow assumption updates of $61 million, including updates to its healthy life assumptions to better align near-term experience for cost of care, mortality, incidence and lapse. These adverse assumption updates were partially offset by a favorable update to disabled life mortality assumptions to reflect an expectation that mortality will continue at elevated levels in the near term post the coronavirus pandemic (COVID-19). The company also evaluated its assumptions regarding expectations of future premium rate increase approvals and benefit reductions and made no significant changes to its 2023 multi-year in-force rate action plan. However, the company did increase its assumption for future approvals and benefit reductions given its current plans for rate increase filings and historical experience regarding approvals and regulatory support, as well as benefit reductions and legal settlement results. In addition, the company updated its assumptions for the third long-term care insurance legal settlement primarily impacting its Choice II policies, which represents approximately 35% of the overall block. As previously disclosed, the third legal settlement was mostly comprised of profitable uncapped cohorts and therefore had a muted favorable impact on the liability remeasurement (gain) loss in the income statement.

(2)

The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the locked-in discount rate as of each applicable quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Statutory Impact of In-Force Rate Actions—Long-Term Care Insurance Segment

(amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
Impact of in-force rate actions on pre-tax statutory earnings(1)
Premiums, premium tax, commissions and other expenses, net(2)	$217	$232	$231	$224	$219	$906
Reserve changes(2)	114	119	99	104	94	416

Settlement impacts - reserve changes	240	232	169	97	93	591
Settlement impacts - litigation expenses and settlement payments	(109)	(116)	(102)	(54)	(56)	(328)

Settlement impacts, net	131	116	67	43	37	263

Statutory earnings from in-force rate actions	$462	$467	$397	$371	$350	$1,585

(1)	Includes all implemented in-force rate actions since 2012.
(2)

Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions and these impacts exclude reserve updates.

Life and Annuities Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Adjusted Operating Income (Loss)—Life and Annuities Segment

(amounts in millions)

	2024	2023
	1Q	4Q(1)	3Q	2Q	1Q	Total
REVENUES:
Premiums	$53	$47	$48	$50	$62	$207
Net investment income	254	256	261	261	264	1,042
Net investment gains (losses)	(4)	(14)	(18)	(7)	(10)	(49)
Policy fees and other income	158	160	158	165	163	646

Total revenues	461	449	449	469	479	1,846

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	250	248	229	240	246	963
Liability remeasurement (gains) losses	8	228	12	9	17	266
Changes in fair value of market risk benefits and associated hedges	(23)	14	(24)	(19)	17	(12)
Interest credited	125	124	127	126	126	503
Acquisition and operating expenses, net of deferrals	54	55	54	51	53	213
Amortization of deferred acquisition costs and intangibles	45	41	45	44	51	181

Total benefits and expenses	459	710	443	451	510	2,114

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2	(261)	6	18	(31)	(268)
Provision (benefit) for income taxes	—	(56)	1	3	(7)	(59)

INCOME (LOSS) FROM CONTINUING OPERATIONS	2	(205)	5	15	(24)	(209)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	4	14	18	7	10	49
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	(26)	13	(26)	(23)	14	(22)
Taxes on adjustments	5	(5)	—	3	(4)	(6)

ADJUSTED OPERATING INCOME (LOSS)	$(15)	$(183)	$(3)	$2	$(4)	$(188)

(1)  In the fourth quarter of 2023, the liability remeasurement loss of $228 million was primarily driven by an unfavorable impact from cash flow assumption updates in the company’s life insurance products reflecting updates to persistency and mortality assumptions. Additional information is included on page 26.

(2) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(23)	$14	$(24)	$(19)	$17	$(12)
Adjustment for changes in reserves, attributed fees and benefit payments	(3)	(1)	(2)	(4)	(3)	(10)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(26)	$13	$(26)	$(23)	$14	$(22)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Adjusted Operating Loss—Life and Annuities Segment—Life Insurance

(amounts in millions)

	2024	2023
	1Q	4Q(1),(2)	3Q	2Q	1Q	Total
REVENUES:
Premiums	$53	$47	$48	$50	$62	$207
Net investment income	167	167	169	165	164	665
Net investment gains (losses)	5	(6)	—	(1)	(2)	(9)
Policy fees and other income	129	131	130	136	134	531

Total revenues	354	339	347	350	358	1,394

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	208	207	184	197	199	787
Liability remeasurement (gains) losses	11	229	22	7	18	276
Interest credited	99	98	99	98	98	393
Acquisition and operating expenses, net of deferrals	35	38	36	34	36	144
Amortization of deferred acquisition costs and intangibles	38	35	38	36	44	153

Total benefits and expenses	391	607	379	372	395	1,753

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(37)	(268)	(32)	(22)	(37)	(359)
Benefit for income taxes	(8)	(57)	(7)	(5)	(8)	(77)

LOSS FROM CONTINUING OPERATIONS	(29)	(211)	(25)	(17)	(29)	(282)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(5)	6	—	1	2	9
Taxes on adjustments	1	(1)	—	(1)	—	(2)

ADJUSTED OPERATING LOSS	$(33)	$(206)	$(25)	$(17)	$(27)	$(275)

(1)

In the fourth quarter of 2023, the company’s life insurance products had an unfavorable impact from cash flow assumption updates of $226 million reflecting updates to its persistency and mortality assumptions. The company made an unfavorable update to its persistency assumptions particularly in certain universal life insurance products with secondary guarantees to better reflect emerging experience, consistent with others in the industry. The company also made unfavorable updates to its mortality assumption in its term universal, universal and term life insurance products to better reflect emerging experience related to more modest mortality improvement and to include an expectation that mortality will continue at elevated levels in the near term post-COVID-19.

(2)

Effective December 31, 2023, the company entered into a binding letter of intent with a third-party to cede, on a yearly renewable term basis, certain term and universal life insurance products. Policy fees and other income included $5 million of ceded deposits and the remeasurement loss reflected higher ceded universal life insurance reserves of $40 million. As a result, this transaction resulted in a gain of $35 million that was deferred as cost of reinsurance in benefits and other changes in policy reserves. Therefore, there was no impact to net income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Adjusted Operating Income—Life and Annuities Segment—Fixed Annuities

(amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$80	$82	$85	$87	$91	$345
Net investment gains (losses)	(9)	(8)	(18)	(5)	(8)	(39)
Policy fees and other income	2	2	1	2	2	7

Total revenues	73	76	68	84	85	313

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36	35	36	35	39	145
Liability remeasurement (gains) losses	(3)	(1)	(10)	2	(1)	(10)
Changes in fair value of market risk benefits and associated hedges	(7)	16	(18)	(4)	8	2
Interest credited	25	26	26	27	27	106
Acquisition and operating expenses, net of deferrals	8	8	9	7	8	32
Amortization of deferred acquisition costs and intangibles	3	2	3	4	3	12

Total benefits and expenses	62	86	46	71	84	287

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	(10)	22	13	1	26
Provision (benefit) for income taxes	2	(2)	5	3	—	6

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	(8)	17	10	1	20

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	9	8	18	5	8	39
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(7)	14	(18)	(5)	8	(1)
Taxes on adjustments	—	(5)	—	—	(3)	(8)

ADJUSTED OPERATING INCOME	$11	$9	$17	$10	$14	$50

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(7)	$16	$(18)	$(4)	$8	$2
Adjustment for changes in reserves, attributed fees and benefit payments	—	(2)	—	(1)	—	(3)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(7)	$14	$(18)	$(5)	$8	$(1)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Adjusted Operating Income—Life and Annuities Segment—Variable Annuities

(amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$7	$7	$7	$9	$9	$32
Net investment gains (losses)	—	—	—	(1)	—	(1)
Policy fees and other income	27	27	27	27	27	108

Total revenues	34	34	34	35	36	139

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	6	9	8	8	31
Changes in fair value of market risk benefits and associated hedges	(16)	(2)	(6)	(15)	9	(14)
Interest credited	1	—	2	1	1	4
Acquisition and operating expenses, net of deferrals	11	9	9	10	9	37
Amortization of deferred acquisition costs and intangibles	4	4	4	4	4	16

Total benefits and expenses	6	17	18	8	31	74

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	28	17	16	27	5	65
Provision for income taxes	6	3	3	5	1	12

INCOME FROM CONTINUING OPERATIONS	22	14	13	22	4	53

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	—	1	—	1
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(19)	(1)	(8)	(18)	6	(21)
Taxes on adjustments	4	1	—	4	(1)	4

ADJUSTED OPERATING INCOME	$7	$14	$5	$9	$9	$37

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(16)	$(2)	$(6)	$(15)	$9	$(14)
Adjustment for changes in reserves, attributed fees and benefit payments	(3)	1	(2)	(3)	(3)	(7)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(19)	$(1)	$(8)	$(18)	$6	$(21)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total

REVENUES:
Premiums	$3	$2	$3	$2	$2	$9
Net investment income	7	8	3	4	4	19
Net investment gains (losses)	(4)	(11)	(4)	(3)	(10)	(28)
Policy fees and other income	—	(1)	(1)	—	—	(2)

Total revenues	6	(2)	1	3	(4)	(2)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(3)	(3)	(1)	(2)	(3)	(9)
Acquisition and operating expenses, net of deferrals	29	21	13	15	16	65
Amortization of deferred acquisition costs and intangibles	1	1	—	—	—	1
Interest expense	17	17	17	16	16	66

Total benefits and expenses	44	36	29	29	29	123

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(38)	(38)	(28)	(26)	(33)	(125)
Provision (benefit) for income taxes	7	(5)	(6)	(4)	(5)	(20)

LOSS FROM CONTINUING OPERATIONS	(45)	(33)	(22)	(22)	(28)	(105)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	4	11	4	3	10	28
(Gains) losses on early extinguishment of debt	(1)	(1)	—	—	(1)	(2)
Expenses related to restructuring	6	—	—	—	4	4
Taxes on adjustments	(2)	(2)	—	(1)	(3)	(6)

ADJUSTED OPERATING LOSS	$(38)	$(25)	$(18)	$(20)	$(18)	$(81)

(1)	Includes inter-segment eliminations and the results of other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Investments Summary

(amounts in millions)

		March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$26,667	43%	$27,302	43%	$25,148	42%	$26,413	43%	$26,894	44%
	Private fixed maturity securities	11,021	18	11,016	18	10,432	17	10,808	18	11,182	18
	Residential mortgage-backed securities(1)	876	1	907	1	891	2	935	1	986	2
	Commercial mortgage-backed securities	1,315	2	1,413	2	1,495	3	1,674	3	1,814	3
	Other asset-backed securities	2,264	4	2,199	4	2,163	4	2,164	4	2,113	3
	State and political subdivisions	2,266	4	2,302	4	2,164	4	2,343	4	2,403	4
	Non-investment grade fixed maturity securities	1,656	3	1,642	3	1,675	3	1,733	3	1,989	3
	Equity securities:
	Common stocks and mutual funds	377	1	347	1	316	1	326	1	306	1
	Preferred stocks	50	—	49	—	47	—	52	—	58	—
	Commercial mortgage loans, net	6,719	11	6,802	10	6,793	11	6,852	11	6,891	11
	Policy loans	2,219	4	2,220	4	2,233	4	2,270	4	2,133	3
	Limited partnerships	2,949	5	2,821	5	2,699	5	2,585	4	2,456	4
	Cash, cash equivalents, restricted cash and short-term investments	1,962	3	2,242	4	2,023	3	2,196	3	1,759	3
Other invested assets:	Derivatives:
	Interest rate swaps	35	—	55	—	12	—	30	—	42	—
	Foreign currency swaps	11	—	10	—	15	—	16	—	17	—
	Equity index options	20	—	15	—	11	—	15	—	10	—
	Forward bond purchase commitments	41	—	51	—	—	—	—	—	—	—
	Other	566	1	573	1	577	1	564	1	541	1

	Total invested assets and cash	$61,014	100%	$61,966	100%	$58,694	100%	$60,976	100%	$61,594	100%

	Public Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$2,472	8%	$2,559	8%	$2,533	8%	$5,936	19%	$6,112	19%
	AA	6,113	19	6,170	19	5,650	19	2,896	9	2,872	9
	A	8,945	28	9,287	29	8,359	28	8,597	27	8,699	27
	BBB	13,336	43	13,645	42	12,923	43	13,649	43	14,056	43
	BB	519	2	498	2	519	2	564	2	786	2
	B	27	—	30	—	20	—	23	—	41	—
	CCC and lower	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$31,412	100%	$32,189	100%	$30,004	100%	$31,665	100%	$32,566	100%

	Private Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$851	6%	$832	6%	$867	6%	$863	6%	$860	6%
	AA	1,570	11	1,477	10	1,352	10	1,416	10	1,422	10
	A	4,078	28	4,043	28	3,960	28	4,135	29	4,217	28
	BBB	7,044	47	7,126	48	6,649	48	6,845	47	7,154	48
	BB	991	7	975	7	993	7	1,016	7	1,012	7
	B	104	1	117	1	121	1	122	1	150	1
	CCC and lower	—	—	7	—	7	—	8	—	—	—
	Not rated	15	—	15	—	15	—	—	—	—	—

	Total private fixed maturity securities	$14,653	100%	$14,592	100%	$13,964	100%	$14,405	100%	$14,815	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:

U.S. government, agencies and government-sponsored enterprises	$3,460	8%	$3,494	7%	$3,112	7%	$3,389	7%	$3,441	7%
State and political subdivisions	2,266	5	2,302	5	2,164	5	2,343	5	2,403	5
Foreign government	613	1	626	1	583	1	625	1	630	1
U.S. corporate	27,437	59	27,985	60	25,956	60	27,043	59	27,872	59
Foreign corporate	7,802	17	7,811	17	7,554	17	7,838	17	8,059	17
Residential mortgage-backed securities	876	2	907	2	891	2	934	2	985	2
Commercial mortgage-backed securities	1,321	3	1,418	3	1,503	3	1,690	4	1,831	4
Other asset-backed securities	2,290	5	2,238	5	2,205	5	2,208	5	2,160	5

Total fixed maturity securities	$46,065	100%	$46,781	100%	$43,968	100%	$46,070	100%	$47,381	100%

Corporate Bond Holdings - Industry Sector:

Investment Grade:
Finance and insurance	$8,876	25%	$9,045	25%	$8,541	26%	$8,871	26%	$9,149	26%
Utilities	4,902	14	4,904	14	4,503	13	4,653	14	4,788	13
Energy	3,153	9	3,181	9	2,967	9	3,022	9	2,882	8
Consumer - non-cyclical	4,981	15	4,979	14	4,573	14	4,863	14	4,998	14
Consumer - cyclical	1,588	5	1,659	5	1,497	4	1,558	4	1,602	4
Capital goods	2,559	7	2,593	7	2,406	7	2,490	7	2,554	7
Industrial	1,832	5	1,869	5	1,773	5	1,857	5	1,944	6
Technology and communications	3,491	10	3,686	10	3,422	10	3,599	10	3,713	10
Transportation	1,466	4	1,498	4	1,371	4	1,428	4	1,459	4
Other	870	2	895	3	933	3	973	3	1,022	3

Subtotal	33,718	96	34,309	96	31,986	95	33,314	96	34,111	95

Non-Investment Grade:
Finance and insurance	204	1	181	1	176	1	154	—	164	1
Utilities	52	—	54	—	72	—	46	—	47	—
Energy	197	1	218	1	218	1	228	1	407	1
Consumer - non-cyclical	139	—	142	—	135	—	139	—	150	—
Consumer - cyclical	260	1	211	1	262	1	273	1	291	1
Capital goods	134	—	149	—	157	1	172	1	178	1
Industrial	170	—	161	—	145	—	149	—	155	—
Technology and communications	213	1	228	1	212	1	226	1	247	1
Transportation	27	—	28	—	29	—	35	—	37	—
Other	125	—	115	—	118	—	145	—	144	—

Subtotal	1,521	4	1,487	4	1,524	5	1,567	4	1,820	5

Total	$35,239	100%	$35,796	100%	$33,510	100%	$34,881	100%	$35,931	100%

Fixed Maturity Securities - Contractual Maturity Dates:

Due in one year or less	$1,298	3%	$1,372	3%	$1,426	3%	$1,375	3%	$1,328	3%
Due after one year through five years	8,112	18	8,205	18	8,115	18	8,000	17	8,245	17
Due after five years through ten years	11,851	26	12,114	26	11,368	26	11,662	25	11,746	25
Due after ten years	20,317	43	20,527	43	18,460	43	20,201	44	21,086	44

Subtotal	41,578	90	42,218	90	39,369	90	41,238	89	42,405	89
Mortgage and asset-backed securities	4,487	10	4,563	10	4,599	10	4,832	11	4,976	11

Total fixed maturity securities	$46,065	100%	$46,781	100%	$43,968	100%	$46,070	100%	$47,381	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$554	$557	$559	$567	$561	$2,244
Fixed maturity securities - non-taxable	1	—	1	1	1	3
Equity securities	2	5	1	3	2	11
Commercial mortgage loans	75	75	76	75	76	302
Policy loans	58	57	58	54	55	224
Limited partnerships	20	41	31	17	28	117
Other invested assets	68	72	69	70	68	279
Cash, cash equivalents, restricted cash and short-term investments	27	27	28	22	18	95

Gross investment income before expenses and fees	805	834	823	809	809	3,275
Expenses and fees	(23)	(24)	(22)	(24)	(22)	(92)

Net investment income	$782	$810	$801	$785	$787	$3,183

Annualized Yields
Fixed maturity securities - taxable	4.5%	4.5%	4.5%	4.5%	4.4%	4.5%
Fixed maturity securities - non-taxable	10.8%	—%	5.6%	4.9%	4.6%	4.2%
Equity securities	1.9%	5.3%	1.1%	3.2%	2.3%	3.0%
Commercial mortgage loans	4.4%	4.4%	4.5%	4.4%	4.4%	4.4%
Policy loans	10.5%	10.2%	10.3%	9.8%	10.3%	10.2%
Limited partnerships(1)	2.8%	5.9%	4.7%	2.7%	4.7%	4.5%
Other invested assets(2)	47.7%	50.1%	48.3%	50.7%	51.6%	50.5%
Cash, cash equivalents, restricted cash and short-term investments	5.1%	5.1%	5.3%	4.5%	4.0%	4.7%

Gross investment income before expenses and fees	5.0%	5.2%	5.1%	5.0%	5.0%	5.1%
Expenses and fees	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%

Net investment income	4.9%	5.0%	5.0%	4.9%	4.9%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments. See page 39 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Net Investment Gains (Losses)—Detail

(amounts in millions)

	2024	2023
	1Q	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(17)	$(15)	$(5)	$(39)	$(8)	$(67)
U.S. government, agencies and government-sponsored enterprises	1	(30)	2	1	1	(26)
Foreign corporate	(3)	(5)	(3)	1	(3)	(10)
Foreign government	—	—	—	—	(1)	(1)
Mortgage-backed securities	(3)	(18)	(5)	(2)	(5)	(30)
Asset-backed securities	—	—	—	9	—	9

Total net realized gains (losses) on available-for-sale securities	(22)	(68)	(11)	(30)	(16)	(125)
Net realized gains (losses) on equity securities sold	—	—	—	(1)	—	(1)

Total net realized investment gains (losses)	(22)	(68)	(11)	(31)	(16)	(126)

Net change in allowance for credit losses on available-for-sale fixed maturity securities	—	(1)	(2)	11	(15)	(7)
Write-down of available-for-sale fixed maturity securities	—	—	—	(1)	—	(1)
Net unrealized gains (losses) on equity securities still held	32	33	(12)	21	11	53
Net unrealized gains (losses) on limited partnerships	43	57	14	40	—	111
Commercial mortgage loans	(2)	(2)	(1)	—	(2)	(5)
Derivative instruments	1	24	(28)	(1)	12	7
Other	(3)	(5)	(3)	—	(1)	(9)

Net investment gains (losses), gross	49	38	(43)	39	(11)	23
Adjustment for net investment (gains) losses attributable to noncontrolling interests	1	—	—	2	—	2

Net investment gains (losses), net	$50	$38	$(43)	$41	$(11)	$25

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$93	$76	$669	$776	$798
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,205	$10,234	$10,205	$10,104	$9,964
U.S. GAAP Basis ROE (1)/(2)	0.9%	0.7%	6.6%	7.7%	8.0%

Operating ROE
Adjusted operating income (loss) for the twelve months ended(1)	$(18)	$41	$609	$725	$793
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,205	$10,234	$10,205	$10,104	$9,964
Operating ROE (1)/(2)	(0.2)%	0.4%	6.0%	7.2%	8.0%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$139	$(212)	$29	$137	$122
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,068	$10,156	$10,299	$10,307	$10,269
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	5.5%	(8.4)%	1.1%	5.3%	4.8%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$85	$(230)	$42	$85	$144
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,068	$10,156	$10,299	$10,307	$10,269
Annualized Operating Quarterly Basis ROE(3)/(4)	3.4%	(9.1)%	1.6%	3.3%	5.6%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss). Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), over two consecutive quarters.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2024	2023
	GAAP Basis Expense Ratio	1Q	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$236	$248	$228	$226	$240	$942
(B)	Premiums	$875	$904	$915	$902	$915	$3,636

(A) / (B)	GAAP Basis Expense Ratio	27%	27%	25%	25%	26%	26%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$236	$248	$228	$226	$240	$942
	Less: Legal settlement (recoveries) expenses(1)	(4)	—	—	1	13	14

(C)	Adjusted acquisition and operating expenses, net of deferrals	$240	$248	$228	$225	$227	$928

	Premiums	$875	$904	$915	$902	$915	$3,636
	Add: Policy fees and other income	158	159	158	166	163	646

(D)	Adjusted revenues	$1,033	$1,063	$1,073	$1,068	$1,078	$4,282

(C) / (D)	Adjusted expense ratio	23%	23%	21%	21%	21%	22%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement expenses incurred in the company’s long-term care insurance business divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)

Estimated pre-tax class action attorney fees incurred in connection with legal settlements in the company’s long-term care insurance business. These amounts are accrued in the period the court settlement occurs. Amounts in the first quarter of 2024 represent insurance recoveries on legal costs incurred in connection with legal settlements in the company’s long-term care insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

Reconciliation of Reported Yield to Core Yield

		2024	2023
	(Assets - amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$61.0	$62.0	$58.7	$61.0	$61.6	$62.0
	Subtract:
	Unrealized gains (losses)	(3.1)	(2.4)	(5.8)	(3.7)	(3.0)	(2.4)

	Adjusted end of period invested assets and cash	$64.1	$64.4	$64.5	$64.7	$64.6	$64.4

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$64.3	$64.5	$64.6	$64.6	$64.8	$64.6

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$782	$810	$801	$785	$787	$3,183
	Subtract:
	Bond calls and commercial mortgage loan prepayments	1	—	1	—	2	3
	Other non-core items(1)	2	4	1	3	1	9

(C)	Core Net Investment Income	$779	$806	$799	$782	$784	$3,171

(B) / (A)	Reported Yield	4.87%	5.03%	4.96%	4.86%	4.86%	4.92%
(C) / (A)	Core Yield	4.85%	5.00%	4.95%	4.84%	4.84%	4.91%

Note: Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.